UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2006

Cyberkinetics Neurotechnology Systems, Inc.
(Exact name of registrant specified in charter)

Delaware	000-50505	13-4287300
(State of	(Commission File	(IRS Employer
Incorporation)	Number)	Identification No.)

100 Foxborough Blvd., Suite 240
Foxborough, MA 02035
(Address of principal executive offices) (Zip Code)

508-549-9981
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 5.05  Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics

On December 6, 2006, the Board of Directors of Cyberkinetics Neurotechnology Systems, Inc. (the “Board”) adopted a new Code of Business Conduct and Ethics (the “Code”). The Code updates and revises the previous Code of Ethics by adopting numerous policies that address corporate responsibility and accountability to employees, customers, business partners and stockholders. The Code applies to all employees and officers of the Company as well as all members of the Company’s Board of Directors. Each employee, officer and director must certify his or her compliance with the Code by signing an annual confirmation. A copy of the Code is attached hereto as Exhibit 99.1.

ITEM 9.01     Financial Statements and Exhibits.

(c)   Exhibits:

99.1 Code of Business Conduct and Ethics Adopted as of December 6, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cyberkinetics Neurotechnology Systems, Inc.

By:	/s/ Timothy R. Surgenor
Name:	Timothy R. Surgenor
Title:	President and Chief Executive Officer

Dated: December 12, 2006

Exhibit Index

 Exhibit  Description

99.1  Code of Business Conduct and Ethics Adopted as of December 6, 2006.